CHINA NATURAL GAS, INC.
AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This Amendment to the Securities Purchase Agreement (this “Amendment”) is made and entered into as of January 29, 2008, by and among China Natural Gas, Inc. (the “Company”), a Delaware corporation, the other Group Companies (as defined in the Purchase Agreement (defined below)) and Abax Lotus Ltd., (the “Purchaser”).

RECITALS

WHEREAS, the Purchaser, the Company and the other Group Companies entered into that certain Securities Purchase Agreement dated as of December 30, 2007 (the “Purchase Agreement”), pursuant to which, among other things, the Company agreed to (i) the issuance and sale of up to US$40,000,000 in principal amount of its 5.0% Guaranteed Senior Notes due 2014; (ii) the Purchaser’s option to purchase up to US$10,000,000 in principal amount of its 5.0% Guaranteed Senior Notes due 2014 and (iii) the issuance of warrants representing the right to purchase 2,900,000 shares of the Company’s common stock, par value $.0001; and

WHEREAS, Purchaser, the Company and the other Group Companies now desire to (i) amend certain provisions of the Purchase Agreement and (ii) amend certain disclosures contained in the Disclosure Schedules thereto, all as further provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises made in the Purchase Agreement and this Amendment, and in consideration of the representations, warranties, and covenants contained in the Purchase Agreement and this Amendment, the undersigned hereby agree as follows:

ARTICLE 1
PURCHASE AGREEMENT PROVISIONS

1.01. Definitions and Interpretation. Capitalized terms used and not defined in this Amendment shall have the meanings ascribed thereto in the Purchase Agreement, and all rules as to interpretation and usage set forth in the Purchase Agreement shall apply to this Amendment.

1.02. Authorization and Issuance of Securities. Section 1(a) and 1(b) of the Purchase Agreement are amended and restated in their entirety as follows:

(a)
The Company has authorized (i) the issuance and sale of up to RMB145,000,000 (the equivalent of US$20,000,000) in principal amount of its 5.0% Guaranteed Senior Notes due 2014 (the “Initial Notes”), (ii) the grant by the Company to the Purchaser of the option to purchase up to RMB145,000,000 (the equivalent of US$20,000,000) in principal amount of its 5.0% Guaranteed Senior Notes due 2014 (the “First Option Notes”), (iii) the grant by the Company to the Purchaser of the option to purchase up to RMB73,000,000 (the equivalent of US$10,000,000) in principal amount of its 5.0% Guaranteed Senior Notes due 2014 (the “Second Option Notes” together with the First Option Notes, the “Option Notes” and together with the Initial Notes, the “Notes”), and (iv) the issuance of warrants (each, a “Warrant”) representing the right to purchase 2,900,000 shares of the Company’s common stock, par value $.0001 (the “Common Stock”) pursuant to the Warrant Agreement (as defined below). For the purposes of this Agreement, the “Principal Amount” shall be the greater of (i) US$40,000,000 (the equivalent of RMB290,000,000) and (ii) the actual aggregate principal amount of Notes issued on the date that is 30 calendar days following the Second Closing Date.

(b)
Subject to the terms and conditions of this Agreement, the Company will, at the Closing provided for in Section 3, issue and sell to the Purchaser and the Purchaser will purchase from the Company, Notes in the principal amount specified opposite the Purchaser’s name in Schedule I, and the Company will issue to the Purchaser such number of Warrants specified opposite the Purchaser’s name in Schedule I, for the consideration in the amount specified opposite the Purchaser's name in Schedule I. Subject to the terms and conditions of this Agreement, the option to purchase the First Option Notes will expire on March 3, 2008 and such option shall be exercised on such date (unless otherwise agreed upon in writing by the Company and the Purchaser) in the event that the conditions contained herein, including without limitation Section 7, are fulfilled. Subject to the terms and conditions of this Agreement, the option to purchase the Second Option Notes will expire on the date that is 30 days following the Second Closing Date and may be exercised in whole or in part from time to time on one or more occasions at the discretion of the Purchaser. Any such time and date of delivery of the Option Notes shall be determined by the Company, but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the First Closing Date (as defined below).

1.03. Purchase, Sale and Delivery. Section 3(b) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

(b)
(i) Subject to the terms and conditions herein, prior to March 3, 2008, the Purchaser shall have the option to require the Company to issue the First Option Notes on any Business Day that may be agreed upon in writing by the Company and the Purchaser, but in any event no later than seven (7) full Business Days after the exercise of said option, nor in any event prior to the First Closing Date, (such date referred to herein as the “Second Closing Date”). The delivery of the respective Option Notes to be purchased shall occur at the aforementioned office on such date.

(ii) Subject to the terms and conditions herein, within 30 days from and after the Second Closing Date, the Purchaser shall have the option to require the Company to issue the Second Option Notes on any Business Day that may be agreed upon in writing by the Company and the Purchaser, but in any event no later than seven (7) full Business Days after the exercise of said option, nor in any event prior to the First Closing Date (such date referred to herein as the “Third Closing Date” collectively with the First Closing Date and the Second Closing Date, each, as applicable, a “Closing Date” and each such time, as applicable, a “Closing”). The delivery of the respective Option Notes to be purchased shall occur at the aforementioned office on such date.

1.04. Purchase, Sale and Delivery. Section 3(c) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

(c)
Subject to the terms and conditions herein, at the First Closing (or the Second or Third Closing in the case of the Option Notes), the Company shall deliver to the Purchaser one or more global certificates representing the Initial Notes (or Option Notes, as the case may be) and the Company shall deliver to the Purchaser one or more global certificates representing the Warrants, in each case registered in such names and denominations as the Purchaser may request (but not less than the minimum amount required by the Indenture), against payment by the Purchaser of the aggregate purchase price for the Notes and the Warrants (as more specifically set forth in Schedule I hereto) by immediately available funds bank wire transfer to such bank account as the Company shall have theretofore designated to the Purchaser. In addition, in the event that any or all of the Option Notes are purchased by the Purchaser, payment of the purchase price for, and delivery of notes for, such Option Notes shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Purchaser and the Company, on each Closing Date.

1.05. Conditions to Purchase Securities at Closing. Section 7(k) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

(k)
On the First Closing Date, the Notes with aggregate of principal amount of up to RMB145,000,000 (the equivalent of US$20,000,000) and Warrants to purchase an aggregate of 2,900,000 Warrant Shares shall be sold to the Purchaser pursuant to this Agreement at the First Closing. To the extent exercised, (i) on the Second Closing Date, the Notes with aggregate of principal amount of up to RMB145,000,000 (the equivalent of US$20,000,000) shall be sold to the Purchaser pursuant to this Agreement and (ii) on the Third Closing Date, the Notes with aggregate of principal amount of up to RMB73,000,000 (the equivalent of US$10,000,000) shall be sold to the Purchaser pursuant to this Agreement.

1.06. Conditions to Purchase Securities at Closing. Section 7(l) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

(l)
In the event that the Purchaser exercises its option to purchase all or any portion of the Option Notes after the Closing Date, the Purchaser shall receive, dated as of the relevant Closing Date, the items referred to herein under Section 7, dated as of such Closing Date, and true and correct as of such date. Notwithstanding anything to the contrary contained in this agreement, prior to the Second Closing Date, the Purchaser shall have received evidence reasonably satisfactory to it that the WFOE has amended its Memorandum and Articles of Association to reflect the expanded business scope on its new business license by March 3 2008.

1.07. Schedule I. Schedule I of the Purchase Agreement is hereby amended and restated in its entirety as follows:

SCHEDULE I

Schedule of Purchaser

I. Closing of the Sale and Issuance of Notes and Warrants

First Closing Date: January 29, 2008

Name and Address	Principal Amount of Notes	Number of Warrants	Purchase Price
Abax Lotus Ltd. c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F Two International Finance Centre 8 Finance Street Central, Hong Kong SAR Fax: +852 3602 1702	RMB145,000,000	2,900,000
The amount of U.S. dollars obtained by converting RMB into U.S. dollars at a rate of 7.2350 (the base rate for the purchase of U.S. dollars with RMB as quoted by the People’s Bank of China on January 24, 2008)

Second Closing Date: March 3, 2008

Name and Address	Principal Amount of Notes	Number of Warrants	Purchase Price
Abax Lotus Ltd. c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F Two International Finance Centre 8 Finance Street Central, Hong Kong SAR Fax: +852 3602 1702	RMB145,000,000	None
The amount of U.S. dollars obtained by converting RMB into U.S. dollars at a rate of 7.2350 (the base rate for the purchase of U.S. dollars with RMB as quoted by the People’s Bank of China on January 24, 2008)

Third Closing Date:

Name and Address	Principal Amount of Notes	Number of Warrants	Purchase Price
Abax Lotus Ltd. c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F Two International Finance Centre 8 Finance Street Central, Hong Kong SAR Fax: +852 3602 1702	RMB73,000,000	None
The amount of U.S. dollars obtained by converting RMB into U.S. dollars at a rate of 7.2350 (the base rate for the purchase of U.S. dollars with RMB as quoted by the People’s Bank of China on January 24, 2008)

ARTICLE II

PURCHASE AGREEMENT DISCLOSURE SCHEDULE PROVISIONS

2.01. Disclosure Schedule 4(r) Taxes. “Schedule 4(r) - Taxes” is hereby added as follows:

“The Group Companies have not paid any taxes in the United States of America, nor filed any documentation with respect to any taxes that may be owed in the United States of America. Neither the Company, nor any of the Group Companies, owe any taxes in the United States of America (past due or otherwise) and may not be deemed to have any liability, monetary or otherwise, with respect to any taxes in such jurisdiction.”

ARTICLE III

MISCELLANEOUS

3.01. Effectiveness. All of the provisions of this Amendment shall be effective as of the date hereof. Except as specifically provided for in this Amendment, the terms of the Purchase Agreement shall remain in full force and effect.

3.02. Entire Agreement. The Purchase Agreement, as amended by this Amendment and the documents referred to in the Purchase Agreement and this Amendment supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

3.03. Governing Law. This Amendment, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance of this Amendment (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Amendment), shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

3.04. Counterparts; Delivery by Facsimile. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  This Amendment, to the extent signed and delivered by means of a facsimile machine or through an e-mail communication utilizing Adobe Portable Document Format (PDF), shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such contract shall raise the use of a facsimile machine or an e-mail communication utilizing Adobe Portable Document Format (PDF) to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or an e-mail communication utilizing Adobe Portable Document Format (PDF) as a defense to the formation of a contract and each such party forever waives any such defenses.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

GROUP COMPANIES

CHINA NATURAL GAS INC.

By:	/s/ Qinan Ji
Name:
Title:

SHAANXI XILAN NATURAL GAS EQUIPMENT CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

XI’AN XILAN NATURAL GAS CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

SHAANXI JINGBIAN LIQUEFIED NATURAL GAS CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

SHAANXI XILAN AUTOMOBILE CONVERSION CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]

HENAN BRANCH OF XI’AN XILAN NATURAL GAS CO. LTD.

By:	/s/ Qinan Ji
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]

Accepted and Agreed to:

ABAX LOTUS LTD.

By:	/s/ Yang Xiang Dong
Name: Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]